UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Reports New Data Showing Telomir-1 Resets Cancer’s “Kill-and-Clean” Defense Systems in an Aggressive Prostate Cancer Model, Outperforming Rapamycin and Chemo

New findings highlight Telomir-1’s impact on CASP8 and GSTP1, two critical genes that regulate cell-death and glutathione-based detoxification pathways often disrupted in cancer.

On October 22, 2025, Telomir Pharmaceuticals, Inc. (the “Company”) reported new preclinical data from an aggressive prostate-cancer model evaluating its investigational compound Telomir-1.

The study focused on DNA methylation, an epigenetic process that influences whether genes are active or silenced, and assessed two additional defense genes central to cancer biology:

CASP8, which regulates apoptosis (programmed cell death), and GSTP1, which encodes glutathione S-transferase Pi 1 — a key enzyme in the body’s detoxification system that uses glutathione to neutralize oxidative and chemical stress and help maintain cellular balance.

Apoptosis (“kill”) and detoxification (“clean”) pathways are two of the body’s fundamental defense systems against cancer initiation and progression. The Company believes that modulation of these pathways through DNA-methylation control may represent an important area of ongoing scientific evaluation for Telomir-1 and related oncology research programs.

The study was conducted in mice bearing human aggressive prostate cancer tumor and were treated daily with oral Telomir-1 or reference compounds. On Day 21 of the study, Telomir-1 treatment was associated with reduced DNA methylation of both CASP8 and GSTP1 relative to vehicle and chemotherapy groups, suggesting potential re-activation of apoptosis and detoxification-related gene functions. Chemotherapy alone did not appear to reduce methylation of both genes, while the combination of Telomir-1 and chemotherapy showed lower DNA methylation levels than chemotherapy alone, indicating that combined therapy with Telomir-1 may potentiate chemotherapy related epigenetic effects in this model.

At earlier time points (Day 10), the mTOR pathway inhibitor Rapamycin was associated with an initial reduction in methylation for both genes, consistent with indirect effects on cellular metabolism and oxidative stress. By Day 21, the Rapamycin related effect had partially rebounded, whereas Telomir-1 continued to show a progressive and more sustained decrease in DNA methylation. The Company believes these data help differentiate Telomir-1’s epigenetic activity from the effects of Rapamycin and underscore Telomir-1’s potential relevance to oncology research.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: October 22, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer